PAYDEN FUNDS
Payden GNMA Fund
Supplement dated June 2, 2009 to Prospectus dated February 27, 2009
This Supplement provides new and additional information and should be read in conjunction with the Prospectus referred to above.
The first Principal Investment Strategy for the Payden GNMA Fund (the “Fund”) that appears on page 11 of the Prospectus dated February 27, 2009 has been revised to modify the last sentence by deleting the reference to the possibility of the Fund investing “in the same types of investment grade obligations issued by U.S. entities as the Payden Core Bond Fund.” The first Principal Investment Strategy now reads as follows:
“Under normal market conditions, the Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (“GNMA Securities”), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bonds, notes and bills, and other bonds and obligations issued or guaranteed by the U.S. Government, or by Government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.”